SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 2003

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

         Minnesota                       0-10078                41-0944876
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

      On August 26, 2003, HEI, Inc. issued a press release announcing that HEI successfully completed its external assessment to the international standard for Quality Management Systems, ISO9001:2000 by the NSAI. The new, higher level certification has been achieved by HEI's Victoria and Chanhassen facilities in Minnesota and its facility in Tempe, Arizona.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.

            Not Applicable.

      (b)   Pro Forma Financial Information.

            Not Applicable.

      (c)   Exhibits:

            99.1 Press Release dated August 26, 2003, regarding the successful completion of its external assessment to the international standard for Quality Management Systems, ISO9001:2000 by the NSAI.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEI, INC.

Dated:  August 26, 2003                          By /s/ Douglas Nesbit
                                                    ----------------------------
                                                    Douglas Nesbit
                                                    Its: Chief Financial Officer


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                                  Exhibit Index

99.1 Press Release dated August 26, 2003, regarding the successful completion of its external assessment to the international standard for Quality Management Systems, ISO9001:2000 by the NSAI.